UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  CURRET REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported) October 1, 2012


                         PIONEER CONSULTING GROUP, INC.
             (Exact name of registrant as specified in its charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 8. OTHER EVENTS

ITEM 8.01 OTHER EVENTS, FORWARD STOCK SPLIT

Effective October 1, 2012, the Company completed a forward stock split of its issued and outstanding common stock.

The Company's shares were forward split on a ten (10) for one (1) share basis. There was no mandatory exchange of shares in connection with this consolidation. There was no mandatory surrender of certificates associated with this action.

The record date was September 20, 2012, and the forward stock split was effected by the Company's transfer agent on October 1, 2012.

As a result of this forward split, the issued and outstanding shares of the Company increased from 4,750,000 to 47,500,000.

Therefore, as of the date of this Current Report, there are 47,500,000 shares issued and outstanding.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PIONEER CONSULTING GROUP INC.


Dated: March 8, 2013                     By: /s/ Matthew Marcus
                                             -----------------------------------
                                         Name:  Matthew Marcus
                                         Title: Chief Executive Officer,
                                                Chief Financial Officer

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